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                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): December 31, 1998


                                 Xyvision, Inc.
             ----------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
             ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


   000-14747                              04-2751102
---------------------              ---------------------------
(Commission File Number)       (I.R.S. Employer Identification No.)


30 New Crossing Road
Reading, MA                                   01867
---------------------                 ----------------------
(Address of principal executive offices)   (Zip Code)


                                 (781) 756-4400
                        -------------------------------
              (Registrant's telephone number including area code)

                                 Not Applicable
                        -------------------------------
          Former Name or Former Address, if Changed Since Last Report



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Item 5. Other Events.
     On December 31, 1998, Xyvision, Inc. (the "Registrant") completed a corporate restructuring plan (the "Restructuring") pursuant to which, among other things, substantially all of the assets of the Registrant's publishing business have been transferred to a newly formed wholly owned subsidiary named Xyvision Enterprise Solutions, Inc. ("XyEnterprise"), while the majority of its liabilities, including obligations under its $12.2 million (as amended) line of credit with Tudor Trust, will remain with the Registrant. The Registrant will operate its publishing business through XyEnterprise, utilizing the same management team, employees and assets. In addition, as part of the Restructuring, Tudor Trust, the largest stockholder and creditor of the Registrant, converted $1,750,000 of the outstanding indebtedness under the line of credit into 175,000 shares of a newly designated Series C Preferred Stock of the Registrant, which is convertible into common stock of the Registrant on a one for one basis. An additional $5,000,000 of the outstanding indebtedness under the line of credit will become convertible into shares of Series C Preferred Stock in June 1999 at the option of Tudor Trust at the conversion ratio of $10.00 per share. Tudor Trust has also surrendered for cancellation all of its Common Stock Purchase Warrants, covering an aggregate of 4,956,000 shares of Common Stock of the Registrant at various exercise prices. Tudor Trust has provided XyEnterprise with a $1,000,000 line of credit, as well as invested $1,000,000 to purchase 400,000 shares of Series A Preferred Stock of XyEnterprise.

     The Restructuring was completed pursuant to the terms of an Agreement, dated as of December 22, 1998, by and among the Registrant, XyEnterprise and Tudor Trust (the "Restructuring Agreement"). The transfer of the Registrant's publishing business to XyEnterprise was completed pursuant to the terms of a Contribution and Assumption Agreement, dated as of December 31, 1998, by and between the Registrant and XyEnterprise.

     The foregoing description of the Restructuring Agreement and Contribution Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements which are filed as Exhibits 2.1 and 2.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference. The full text of the Company's press release with respect to the completion of the Restructuring is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
     (c) Exhibits.

     See Exhibit Index attached hereto.



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                                   SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 1999                   XYVISION, INC.
                               -------------------------------
                                        (Registrant)


                                   By: /s/ Wendy Darland
                                      -------------------------------
                                       Wendy Darland
                                       Vice President, Chief Financial
                                       Officer, Secretary and Treasurer



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                                  EXHIBIT INDEX


 Exhibit
 Number         Description
-----           -----------------------------------------------------------------------------
  2.1           Agreement dated as of December 22, 1998, by and among the Registrant,
                Xyvision Enterprise Solutions, Inc. and Jeffrey L. Neuman, as trustee of the
                Tudor Trust u/d/t December 12, 1997.
  2.2           Contribution and Assumption Agreement, dated as of December 31, 1998, by and between the Registrant and Xyvision Enterprise Solutions, Inc.
  99            Press Release, dated January 4, 1999



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